Exhibit (g) iii. a. 3.

AMENDMENT to the

SELECTED REINSURANCE AGREEMENTS

(the “Agreements”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter referred to as the “Ceding Company”)

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(hereinafter referred to as the “Reinsurer”)

As of the effective date of each Agreement, the Amendment Effective Date, the Accelerated Death Benefit Rider (ABR) will be              in the Agreements in the attached Exhibit.

The Ceding Company              ABR:

             policies –             .

             policies –             .

The methods described above are             .

All terms and conditions of these Agreements not in conflict with the terms and conditions of this Amendment shall continue unchanged.

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IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-10-12
Peter G. Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-10-12
Peter G. Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-10-12
Peter G. Ferris
Vice President & Actuary

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Senan O’Loughlin	Date:	5 DEC 2012

Print name:	Senan O’Loughlin
Title:	SVP

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Joseph Lapine	Date:	December 5, 2012
Print name:	Joseph Lapine
Title:	Senior Vice President

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Exhibit

Effective Date of Agreement	Description	TAI Code

9/1/1998	VUL
2/8/1999	VLS Inforce

AMENDMENT to the

SELECTED REINSURANCE AGREEMENTS listed in Exhibit I

(the “Agreements”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter referred to as the “Ceding Company”)

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(hereinafter referred to as the “Reinsurer”)

Effective July 30, 2012, the Amendment Effective Date, the Agreements are hereby revised to             . The              guidelines in the attached Exhibit II shall be added to the Underwriting Guidelines section of the Agreements. Note, it is agreed by the Reinsurer and the Ceding Company that the Agreements will             .

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

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IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-10-12
Peter G. Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-10-12
Peter G. Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-10-12
Peter G. Ferris
Vice President & Actuary

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	/ s/ Senan O’Loughlin	Date:	6 DEC 2012
Print name:	Senan O’Loughlin
Title:	Senior Vice President

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	/ s/ Steven M Cvijanovich	Date:	December 6, 2012
Print name:	Steven M Cvijanovich
Title:	Senior Vice President

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Exhibit I

Effective Date of Agreement	Description	TAI Code

9/1/1998	VUL
2/8/1999	VL Select

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Exhibit II

•	.

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•	Guidelines .

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•	.

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•	.

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•	.

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